Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

Artisan International Small-Mid Fund (the “Fund”)

SUPPLEMENT DATED 15 JULY 2021 TO THE

FUND’S PROSPECTUS

CURRENT AS OF THE DATE HEREOF

Effective after the close of business on 30 July 2021, the Fund is closed to most new investors. The Fund will accept new accounts from certain investors who satisfy new account eligibility requirements. Eligibility requirements are described in Artisan Partners Funds’ prospectus under the heading “Investing with Artisan Partners Funds – Who is Eligible to Invest in a Closed Fund?”

Accordingly, effective 30 July 2021, the following changes will take effect:

1.	The following paragraph is added under the heading “Purchase and Sale of Fund Shares” on page 42 of Artisan Partners Funds’ prospectus:

The Fund is closed to most new investors. See “Investing with Artisan Partners Funds — Who is Eligible to Invest in a Closed Fund?” in the Fund’s statutory prospectus for new account eligibility criteria.

2.	The following replaces the text under the heading “Who is Eligible to Invest in a Closed Fund?” on pages 101-102 of Artisan Partners Funds’ prospectus in its entirety:

Artisan High Income Fund, Artisan International Small-Mid Fund and Artisan International Value Fund are each closed to most new investors. From time to time, other Funds may also be closed to most new investors. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below.

If you have been a shareholder in a Fund continuously since it closed, you may make additional investments in that Fund and reinvest your dividends and capital gain distributions in that Fund, even though the Fund has closed, unless Artisan Partners considers such additional purchases to not be in the best interests of the Fund and its other shareholders. An employee benefit plan that is a Fund shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants.

You may open a new account in a closed Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:

∎	you beneficially own shares of the closed Fund at the time of your application;

∎	you beneficially own shares in the Funds with combined balances of $250,000;

∎

you receive shares of the closed Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

∎

you are transferring or “rolling over” into a Fund IRA account from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

∎

you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with the Funds or Artisan Partners Distributors LLC and the Funds or Artisan Partners Distributors LLC has notified the sponsor of that program in writing that shares may be offered through such program and has not withdrawn that notification;

∎	you are an employee benefit plan and the Funds or Artisan Partners Distributors LLC has notified the plan in writing that the plan may invest in the Fund and has not withdrawn that notification;

∎

you are an employee benefit plan or other type of corporate, charitable or governmental account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate, charitable or governmental account that is a shareholder of the Fund at the time of application;

∎

you are a client, employee or associate of an institutional consultant or financial intermediary and the Funds or Artisan Partners Distributors LLC has notified that consultant or financial intermediary in writing that you may invest in the Fund and has not withdrawn that notification;

∎	you are a client of a financial advisor or a financial planner, or an affiliate of a financial advisor or financial planner, who has at least:

○	$2,500,000 of client assets invested with the closed Fund at the time of your application; or

○

$5,000,000 of client assets invested with the Funds or under Artisan Partners’ management at the time of your application and, with respect to Artisan International Value Fund only, the Funds or Artisan Partners Distributors LLC has notified such financial advisor or financial planner, or affiliate of such financial advisor or financial planner, in writing, that you may invest in the Fund and has not withdrawn that notification;

∎

you are an institutional investor that is investing at least $5,000,000 in the Fund and the Fund or Artisan Partners Distributors LLC has notified you in writing that you may invest in the Fund and has not withdrawn that notification (available for investments in Artisan International Small-Mid Fund and Artisan International Value Fund only);

∎

you are a client of Artisan Partners or are an investor in a product managed by Artisan Partners, or you have an existing business relationship with Artisan Partners, and in the judgment of Artisan Partners, your investment in a closed Fund would not adversely affect Artisan Partners’ ability to manage the Fund effectively; or

∎	you are a director or officer of the Funds, or a partner or employee of Artisan Partners or its affiliates, or a member of the immediate family of any of those persons.

A Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in a closed Fund. A Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. A Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these guidelines.

The Funds’ ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

Call us at 800.344.1770 if you have questions about your ability to invest in a closed Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE